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                                                             Exhibit 23.6



CONSENT OF INDEPENDENT AUDITORS
-------------------------------

We hereby consent to the inclusion in this Registration Statement on Form S-4 and each Prospectus constituting part of this Registration Statement of UIH Australia/Pacific, Inc. of our report dated February 16, 1996 on the financial statements of TELEFENUA SA, included in each Prospectus.

We also consent to the reference to our firm under the caption (Experts) in each Prospectus included in the Registration Statement.


                                            Papeete, November 6, 1997



                                         Coopers & Lybrand Tahiti

                                             /s/ Jean-Pierre Gosse
                                             -------------------------
                                             Jean-Pierre GOSSE